PART II.  OTHER INFORMATION

ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K

     (a.)   Exhibits.

         Exhibit Number                          Description

              27                   Financial Data Schedule (contained herein).

     (b.) Reports on Form 8-K.

          No events occurred requiring Form 8-K to be filed.



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                     Greif Bros. Corporation
                                     __________________________
                                     (Registrant)

September 14, 1998                   /s/ Joseph W. Reed
                                     __________________________
                                     Joseph W. Reed
                                     Chief Financial Officer and Secretary
                                     (Duly Authorized Signatory)